EXHIBIT 32.2


                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the Quarterly Report of Javo Beverage Company, Inc., (the "Company") on Form 10-QSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Richard A. Gartrell, Chief Financial Officer of the Company, hereby certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATED:  November 14, 2005           /S/   RICHARD A. GARTRELL
                                    --------------------------------------------
                                    Richard A. Gartrell, Chief Financial Officer


This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Report. A signed original of this written statement required by Section 906 has been provided to Javo Beverage Company, Inc. and will be retained by Javo Beverage Company Inc. and furnished to the Securities and Exchange Commission or its staff upon request.